EXHIBIT 4.1

                       FORM OF FLOATING RATE SENIOR NOTE


REGISTERED                                                  U.S.$
No. FLR                                                     CUSIP:

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 MORGAN STANLEY
                    SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES C
                                (Floating Rate)

                    EXCHANGEABLE NOTES DUE DECEMBER 30, 2008
                       (EXCHANGEABLE FOR COMMON STOCK OF
                          THREE INDUSTRIAL COMPANIES)

=====================================================================================================================
BASE RATE: N/A                             ORIGINAL ISSUE DATE:                      MATURITY DATE:
                                                                                         December 30, 2008
---------------------------------------------------------------------------------------------------------------------
INDEX MATURITY: N/A                        INTEREST ACCRUAL DATE: N/A                INTEREST PAYMENT DATE(S):
                                                                                         N/A
---------------------------------------------------------------------------------------------------------------------
SPREAD (PLUS OR MINUS): N/A                INITIAL INTEREST RATE: N/A                INTEREST PAYMENT PERIOD:
                                                                                         N/A
---------------------------------------------------------------------------------------------------------------------
SPREAD MULTIPLIER: N/A                     INITIAL INTEREST RESET                    INTEREST RESET PERIOD: N/A
                                               DATE: N/A
---------------------------------------------------------------------------------------------------------------------
REPORTING SERVICE: N/A                     MAXIMUM INTEREST RATE:                    INTEREST RESET DATE(S): N/A
                                               N/A
---------------------------------------------------------------------------------------------------------------------
INDEX CURRENCY: N/A                        MINIMUM INTEREST RATE: N/A                CALCULATION AGENT: See
                                                                                         "Calculation Agent" below
---------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE AGENT: N/A                   INITIAL REDEMPTION DATE:                  SPECIFIED CURRENCY: U.S.
                                               December    , 2006. See also              dollars
                                               "Morgan Stanley Call Right"
                                               below.
---------------------------------------------------------------------------------------------------------------------
APPLICABILITY OF                           INITIAL REDEMPTION                        IF SPECIFIED CURRENCY
    MODIFIED PAYMENT                           PERCENTAGE: See "Morgan                   OTHER THAN U.S.
    UPON ACCELERATION: See                     Stanley Call Right" below                 DOLLARS, OPTION TO
    "Alternate Exchange                                                                  ELECT PAYMENT IN U.S.
    Calculation in case of an Event                                                      DOLLARS: N/A
    of Default" below
---------------------------------------------------------------------------------------------------------------------
                                           ANNUAL REDEMPTION                         DESIGNATED CMT
                                               PERCENTAGE REDUCTION:                     TELERATE PAGE: N/A
                                               N/A
---------------------------------------------------------------------------------------------------------------------
                                           OPTIONAL REPAYMENT                        DESIGNATED CMT MATURITY
                                               DATE(S): N/A                              INDEX: N/A
---------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS: (See below)              REDEMPTION NOTICE
                                               PERIOD: See "Morgan Stanley
                                               Notice Date" below.
---------------------------------------------------------------------------------------------------------------------
                                           TAX REDEMPTION AND                        IF YES, STATE INITIAL
                                           PAYMENT OF ADDITIONAL                     OFFERING DATE: N/A
                                           AMOUNTS: NO
=====================================================================================================================

Initial Basket Value................... $

Basket Value........................... The Basket Value on any date equals the sum of the products of the Market Price
                                        and the Exchange Ratio for each Basket
                                        Stock, each as determined as of such
                                        date by the Calculation Agent.

Basket Stocks.......................... The Basket Stocks are the three common stocks of the three issuers set forth
                                        in the table below. The table also
                                        indicates the ticker symbol for each
                                        Basket Stock on the New York Stock
                                        Exchange, Inc. ("NYSE"), the proportion
                                        of the Initial Basket Value represented
                                        by the shares of each Basket Stock, and
                                        the Exchange Ratio (as defined below)
                                        with respect to each Basket Stock, each
                                        as determined on December    , 2003.

                                                                                      Proportion
                                                                                      of Initial
                                        Issuer of                         Ticker         Basket       Exchange
                                        Basket Stock                      Symbol         Value         Ratio
                                        -------------                    --------     -----------    ----------
                                        Honeywell International Inc.       HON               %
                                        ITT Industries, Inc.               ITT               %
                                        SPX Corporation                    SPW               %

                                        If, as a result of any event described
                                        under "--Antidilution Adjustments"
                                        below, this Note is exchangeable into
                                        equity securities other than the shares
                                        of the issuers of the Basket Stocks,
                                        "Basket Stocks" shall include such
                                        other securities, and the Exchange
                                        Ratio with respect to such securities
                                        shall equal the product of the Exchange
                                        Ratio in effect for the Basket Stock
                                        with respect to which the event occurs
                                        at the time of the event times the
                                        number of shares of the new equity
                                        securities issued with respect to one
                                        share of such Basket Stock. For
                                        additional details on adjustments, see
                                        "--Antidilution Adjustments" below.

Exchange Right......................... On any Exchange Date, subject to a prior call of this Note for cash in an
                                        amount equal to the Call Price (as
                                        defined below) by the Issuer as
                                        described under "Morgan Stanley Call
                                        Right" below, the holder of this Note
                                        shall be entitled, upon the holder's

                                        o   completion and delivery to the
                                            Issuer and the Calculation Agent
                                            of an Official Notice of Exchange
                                            (in the form of Annex A attached
                                            hereto) prior to 11:00 a.m. (New
                                            York City time) on such date; and

                                        o   transfer of this Note to the
                                            Trustee on the Issuer's behalf on
                                            or before the Exchange Settlement
                                            Date (as defined below),

                                        to exchange each $1,000 principal
                                        amount of this Note for a number of
                                        shares of each of the Basket Stocks at
                                        its Exchange Ratio (as defined below),
                                        subject to any adjustment (x) to the
                                        Exchange Ratio or (y) resulting in
                                        other Exchange Property (as defined
                                        below) being required to be delivered
                                        instead of or in addition to any such
                                        Basket Stock as a result of any
                                        corporate event described under
                                        "Antidilution Adjustments" below, in
                                        each case, required to be made prior to
                                        the close of business on such Exchange
                                        Date.

                                        Upon any such exchange, the Issuer may,
                                        at its sole option, either deliver
                                        shares of the Basket Stocks (or such
                                        other Exchange Property) or pay an
                                        amount in cash for each $1,000
                                        principal amount of this Note equal to
                                        the Basket Value on the Exchange Date,
                                        as determined by the Calculation Agent,
                                        in lieu of such Basket Stocks (or such
                                        other Exchange Property).

                                        The Issuer shall, or shall cause the
                                        Calculation Agent to, deliver such
                                        shares of the Basket Stocks or cash to
                                        the Trustee for delivery to the holder
                                        of this Note on the third Business Day
                                        after any Exchange Date, subject to
                                        delivery of this Note to the Trustee on
                                        such day (such third Business Day, or,
                                        if later, the day on which this
                                        exercised Note is delivered to the
                                        Trustee, the "Exchange Settlement
                                        Date").

                                        Prior to 9:30 a.m. on the first
                                        Business Day immediately succeeding any
                                        Exchange Date, the Issuer shall cause
                                        the Calculation Agent to provide
                                        written notice to the Trustee at its
                                        New York office and to The Depository
                                        Trust Company, or any successor
                                        depositary (the "Depositary"), on which
                                        notice the Trustee and the Depositary
                                        may conclusively rely, (i) of its
                                        receipt of any such "Official Notice of
                                        Exchange," (ii) of the Issuer's
                                        determination to deliver shares of the
                                        Basket Stocks (or, if applicable, any
                                        other Exchange Property to be delivered
                                        as a result of any corporate event
                                        described in paragraphs 5 or 6 under
                                        "Antidilution Adjustments" below) or to
                                        pay an equivalent amount of cash for
                                        each $1,000 principal amount of this
                                        Note and (iii) if shares of the Basket

                                        Stocks (or, if applicable, any other
                                        Exchange Property) are to be delivered,
                                        of the number of shares of the Basket
                                        Shares (or the amount of such other
                                        Exchange Property) to be delivered for
                                        each $1,000 principal amount of this
                                        Note and of the amount of any cash to
                                        be paid in lieu of any fractional share
                                        of the Basket Stocks (or of any other
                                        securities included in other Exchange
                                        Property, if applicable), or, if cash
                                        is to be paid, of the amount of such
                                        cash for each $1,000 principal amount
                                        of this Note.

Exchange Ratio......................... The Exchange Ratio for each Basket
                                        Stock is set forth in the table under
                                        "Basket Stocks" above, subject to
                                        adjustment for certain corporate events
                                        relating to the issuer of that Basket
                                        Stock.

No Fractional Shares................... If upon any exchange or call of this
                                        Note the Issuer delivers shares of the
                                        Basket Stocks (and, if applicable, any
                                        other stock or other securities), the
                                        Issuer shall pay cash in lieu of
                                        delivering any fractional share of any
                                        Basket Stock (and, if applicable, of
                                        any other stock or securities) in an
                                        amount equal to the corresponding
                                        fractional Market Price of such Basket
                                        Stock (and, if applicable, any such
                                        other stock or other securities) as
                                        determined by the Calculation Agent on
                                        the applicable Exchange Date or on the
                                        second Trading Day immediately
                                        preceding the Call Date (as defined
                                        below).

Exchange Date.......................... Any Trading Day on which a holder of this Note has duly completed and
                                        delivered to the Issuer and the
                                        Calculation Agent through the
                                        Depositary and the Issuer has received
                                        an official notice of exchange prior to
                                        11:00 a.m., or if the Issuer received
                                        it after 11:00 a.m., the next Trading
                                        Day; provided that such Trading Day
                                        falls during the period beginning
                                        January 15, 2004 and ending on the
                                        Trading Day prior to the earliest of
                                        (i) the fifth scheduled Trading Day
                                        prior to the Maturity Date, (ii) the
                                        fifth scheduled Trading Day prior to
                                        the Call Date and (iii) in the event of
                                        a call for the cash Call Price as
                                        described under "Morgan Stanley Call
                                        Right" below, the Morgan Stanley Notice
                                        Date.

Morgan Stanley Call Right ............. On or after December    , 2006 to and
                                        including the Maturity Date, the Issuer
                                        may call this Note, in whole but not in
                                        part, for mandatory exchange into
                                        shares of each of the Basket Stock
                                        (and, if applicable, any other Exchange
                                        Property) at the applicable Exchange
                                        Ratio (with respect
                                        to each $1,000 principal amount of this
                                        Note) or, at the Issuer's subsequent
                                        election during the period from and
                                        including the Morgan Stanley Notice
                                        Date to and including the fifth
                                        scheduled Trading Day prior to the Call
                                        Date, the cash value of such shares of
                                        each Basket Stock determined by the
                                        Calculation Agent based on the Market
                                        Price of each Basket Stock on the third
                                        scheduled Trading Day prior to the Call
                                        Date; provided that, if the Basket
                                        Value on the Trading Day immediately
                                        preceding the Morgan Stanley Notice
                                        Date, as determined by the Calculation
                                        Agent, is less than the Call Price, the
                                        Issuer shall pay the Call Price in cash
                                        on the Call Date.

                                        Unless the Issuer has called this Note
                                        for the Call Price in cash pursuant to
                                        the Morgan Stanley Call Right, on or
                                        after the Morgan Stanley Notice Date
                                        and prior to the fifth scheduled
                                        Trading Day prior to the Call Date, the
                                        holder of this Note shall continue to
                                        be entitled to exchange this Note and
                                        receive any amounts described under
                                        "Exchange Right" above.

                                        On the Morgan Stanley Notice Date, the
                                        Issuer shall give notice of the
                                        Issuer's exercise of the Morgan Stanley
                                        Call Right (i) to the holder of this
                                        Note by mailing notice of such exercise
                                        by first class mail, postage prepaid,
                                        at the holder's last address as it
                                        shall appear upon the registry books,
                                        (ii) to the Trustee by telephone or
                                        facsimile confirmed by mailing such
                                        notice to the Trustee by first class
                                        mail, postage prepaid, at its New York
                                        office and (iii) to the Depositary by
                                        telephone or facsimile confirmed by
                                        mailing such notice to the Trustee by
                                        first class mail, postage prepaid, at
                                        its New York office. Any notice which
                                        is mailed in the manner herein provided
                                        shall be conclusively presumed to have
                                        been duly given, whether or not the
                                        holder of this Note receives the
                                        notice. Failure to give notice by mail,
                                        or any defect in the notice to the
                                        holder of any Note shall not affect the
                                        validity of the proceedings for the
                                        exercise of the Morgan Stanley Call
                                        Right with respect to any other Note.

                                        The notice of the Issuer's exercise of
                                        the Morgan Stanley Call Right shall
                                        specify (i) the Call Date (as defined
                                        below), (ii) whether the Basket Value
                                        on the Trading Day immediately prior to
                                        the Morgan Stanley Notice Date, as
                                        determined by the Calculation Agent, is
                                        less than the Call Price so that the
                                        Issuer shall pay the Call Price in cash
                                        on
                                        the Call Date, (iii) the place or
                                        places of payment in cash (in the event
                                        of a call for the Call Price) or, if
                                        the Basket Value on the Trading Day
                                        immediately prior to the Morgan Stanley
                                        Notice Date, as determined by the
                                        Calculation Agent, is equal to or
                                        greater than the Call Price, the place
                                        or places of delivery of the shares of
                                        the Basket Stocks (and, if applicable,
                                        of any other Exchange Property to be
                                        delivered as a result of any corporate
                                        event described in under "Antidilution
                                        Adjustments" below) (and of any cash to
                                        be paid in lieu of any fractional share
                                        of each Basket Stock (and, if
                                        applicable, of any such other stock or
                                        securities)), (iv) the number of shares
                                        of each Basket Stock (and, if
                                        applicable, the quantity of any other
                                        Exchange Property), if any, to be
                                        delivered per $1,000 principal amount
                                        of this Note, (v) that such delivery is
                                        subject to the subsequent election by
                                        the Issuer to deliver the cash value of
                                        such shares in lieu of such shares of
                                        each Basket Stock described above, (vi)
                                        that such delivery will be made upon
                                        presentation and surrender of this Note
                                        and (vii) that such exchange is
                                        pursuant to the Morgan Stanley Call
                                        Right.

                                        If the Issuer makes a subsequent
                                        election to deliver the cash value of
                                        the shares of each Basket Stock in lieu
                                        of delivering such shares, the Issuer
                                        shall give notice of the Issuer's
                                        subsequent election to deliver the cash
                                        value of such shares and of the cash
                                        value of such shares for each $1,000
                                        principal amount of this Note no later
                                        than the second scheduled Trading Day
                                        prior to the Call Date (i) to the
                                        holder of this Note, (ii) to the
                                        Trustee and (iii) to the Depositary,
                                        each in the manner described above for
                                        giving notice of the Issuer's exercise
                                        of the Morgan Stanley Call Right. Any
                                        such notice which is mailed in the
                                        manner herein provided shall be
                                        conclusively presumed to have been duly
                                        given, whether or not the holder of
                                        this Note receives the notice. Failure
                                        to give notice by mail, or any defect
                                        in the notice to the holder of any Note
                                        shall not affect the validity of the
                                        proceedings for the Issuer's subsequent
                                        election to deliver the cash value of
                                        the shares of each Basket Stock in lieu
                                        of delivering such shares with respect
                                        to any other Note.

                                        The notice of the Issuer's exercise of
                                        the Morgan Stanley Call Right shall be
                                        given by the Issuer or, at the Issuer's
                                        request, by the Trustee in the name and
                                        at the expense of the Issuer.

                                        If shares of the Basket Stocks (and, if
                                        applicable, any other Exchange
                                        Property) are to be delivered and, as a
                                        result of any corporate event described
                                        under "Antidilution Adjustments"
                                        occurring during the period from and
                                        including the Morgan Stanley Notice
                                        Date to the close of business on the
                                        third Trading Day prior to the Call
                                        Date, the Calculation Agent makes any
                                        adjustment to the Exchange Ratio of any
                                        Basket Stock and consequent adjustment
                                        to the number of shares of such Basket
                                        Stock to be delivered or any adjustment
                                        to the quantity of any other Exchange
                                        Property due to the holder of this
                                        Note, the Calculation Agent shall give
                                        prompt notice of any such adjustments
                                        to the Trustee at its New York office
                                        and to the Depositary, on which notice
                                        the Trustee and the Depositary may
                                        conclusively rely. No adjustment to the
                                        Exchange Ratio of any Basket Stock
                                        shall be made as a result of any
                                        corporate event occurring after the
                                        close of business on the third Trading
                                        Day prior to the Call Date.

                                        If this Note is so called for mandatory
                                        exchange by the Issuer, then, unless
                                        the holder of this Note subsequently
                                        exercises the Exchange Right (the
                                        exercise of which shall not be
                                        available to the holder of this Note
                                        following a call for cash in an amount
                                        equal to the Call Price), the shares of
                                        each Basket Stock (and, if applicable,
                                        any other Exchange Property) or (in the
                                        event of a call for cash in an amount
                                        equal to the Call Price, or in the
                                        event of a subsequent election by the
                                        Issuer to deliver the cash value of the
                                        shares of each Basket Stock in lieu of
                                        delivering such shares, each as
                                        described above) cash to be delivered
                                        to the holder of this Note shall be
                                        delivered on the Call Date fixed by the
                                        Issuer and set forth in its notice of
                                        its exercise of the Morgan Stanley Call
                                        Right, upon delivery of this Note to
                                        the Trustee. The Issuer shall, or shall
                                        cause the Calculation Agent to, deliver
                                        such shares of each Basket Stock or
                                        cash to the Trustee for delivery to the
                                        holder of this Note.

                                        If this Note is not surrendered for
                                        exchange on the Call Date, it shall be
                                        deemed to be no longer Outstanding
                                        under, and as defined in, the Senior
                                        Indenture (as defined below) after the
                                        Call Date, except with respect to the
                                        holder's right to receive shares of
                                        each Basket Stock (and, if applicable,
                                        any other Exchange Property) or cash
                                        due in connection with the Morgan
                                        Stanley Call Right.

Morgan Stanley Notice Date............. The scheduled Trading Day on which the
                                        Issuer issues its notice of mandatory
                                        exchange, which must be at least 30 but
                                        no more than 60 days prior to the Call
                                        Date.

Call Date.............................. The scheduled Trading Day on or after
                                        December    , 2006 or the Maturity Date
                                        (regardless of whether the Maturity
                                        Date is a scheduled Trading Day) as
                                        specified by the Issuer in its notice
                                        of mandatory exchange on which the
                                        Issuer shall deliver shares of the
                                        Basket Stocks, or, at the Issuer's
                                        subsequent election, the cash value of
                                        such shares, or cash equal to the Call
                                        Price to the holder of this Note for
                                        mandatory exchange.

Call Price............................. $1,000 per Note.

Market Price........................... If a Basket Stock (or any other security for which a Market Price must
                                        be determined) is listed on a national
                                        securities exchange, is a security of
                                        the Nasdaq National Market or is
                                        included in the OTC Bulletin Board
                                        Service ("OTC Bulletin Board") operated
                                        by the National Association of
                                        Securities Dealers, Inc. (the "NASD"),
                                        the Market Price for one share of such
                                        Basket Stock (or one unit of any such
                                        other security) on any Trading Day
                                        means (i) the last reported sale price,
                                        regular way, of the principal trading
                                        session on such day on the principal
                                        United States securities exchange
                                        registered under the Securities
                                        Exchange Act of 1934, as amended (the
                                        "Exchange Act"), on which such Basket
                                        Stock (or any such other security) is
                                        listed or admitted to trading (which
                                        may be the Nasdaq National Market if it
                                        is then a national securities
                                        exchange), (ii) if such Basket Stock
                                        (or any such other security) is a
                                        security of the Nasdaq National Market
                                        (so long as the Nasdaq National Market
                                        is not then a national securities
                                        exchange), the Nasdaq official closing
                                        price published by the Nasdaq Stock
                                        Market, Inc. on such day or (iii) if
                                        either (a) such Basket Stock (or any
                                        such other security) is listed or
                                        admitted to trading on any such
                                        securities exchange and such last
                                        reported sale price is not obtainable,
                                        or (b) such Basket Stock (or any such
                                        other security) is not listed or
                                        admitted to trading on any such
                                        securities exchange (and, if
                                        applicable, a Nasdaq official closing
                                        price is not published for such Basket
                                        Stock (or any such other security)),
                                        the last reported sale price of the
                                        principal trading session on the
                                        over-the-counter market as reported on
                                        the Nasdaq National Market or OTC
                                        Bulletin Board on such day. If the last
                                        reported sale price or official closing
                                        price, as applicable, of the principal
                                        trading session is not available
                                        pursuant to clause (i), (ii) or (iii)
                                        of the preceding sentence because of a
                                        Market Disruption Event (as defined
                                        below) or otherwise, the Market Price
                                        for any Trading Day shall be the mean,
                                        as determined by the Calculation Agent,
                                        of the bid prices for such Basket Stock
                                        (or any such other security) obtained
                                        from as many dealers in such security,
                                        but not exceeding three, as shall make
                                        such bid prices available to the
                                        Calculation Agent. Bids of MS & Co. (as
                                        defined below) or any of its affiliates
                                        may be included in the calculation of
                                        such mean, but only to the extent that
                                        any such bid is the highest of the bids
                                        obtained. A "security of the Nasdaq
                                        National Market" shall include a
                                        security included in any successor to
                                        such system and the term "OTC Bulletin
                                        Board Service" shall include any
                                        successor service thereto.

Trading Day............................ A day, as determined by the Calculation
                                        Agent, on which trading is generally
                                        conducted on the NYSE, the American
                                        Stock Exchange LLC, the Nasdaq National
                                        Market, the Chicago Mercantile Exchange
                                        and the Chicago Board of Options
                                        Exchange and in the over-the-counter
                                        market for equity securities in the
                                        United States and on which a Market
                                        Disruption Event has not occurred.

Calculation Agent...................... Morgan Stanley & Co. Incorporated and
                                        its successors ("MS & Co.").

                                        All determinations made by the
                                        Calculation Agent shall be at the sole
                                        discretion of the Calculation Agent and
                                        shall, in the absence of manifest
                                        error, be conclusive for all purposes
                                        and binding on the holder of this Note
                                        and the Issuer.

Antidilution Adjustments............... The Exchange Ratio shall be adjusted as follows:

                                        1. If a Basket Stock is subject to a
                                        stock split or reverse stock split,
                                        then once such split has become
                                        effective, the Exchange Ratio for such
                                        Basket Stock shall be adjusted to equal
                                        the product of the prior Exchange Ratio
                                        and the number of shares issued in such
                                        stock split or reverse stock split with
                                        respect to one share of such Basket
                                        Stock.

                                        2. If a Basket Stock is subject (i) to
                                        a stock dividend (issuance of
                                        additional shares of such Basket Stock)
                                        that is given ratably to all holders of
                                        shares of such Basket Stock or (ii) to
                                        a distribution of such Basket Stock as
                                        a result of the triggering of any
                                        provision of the corporate charter of
                                        the issuer of such Basket Stock, then
                                        once the dividend has become effective
                                        and such Basket Stock is trading
                                        ex-dividend, the Exchange Ratio for
                                        such Basket Stock shall be adjusted so
                                        that the new Exchange Ratio for such
                                        Basket Stock shall equal the prior
                                        Exchange Ratio for such Basket Stock
                                        plus the product of (i) the number of
                                        shares issued with respect to one share
                                        of such Basket Stock and (ii) the prior
                                        Exchange Ratio for such Basket Stock.

                                        3. There shall be no adjustments to the
                                        Exchange Ratio for any Basket Stock to
                                        reflect cash dividends or other
                                        distributions paid with respect to such
                                        Basket Stock other than distributions
                                        described in paragraph 2 and clauses
                                        (i), (iv) and (v) of the first sentence
                                        of paragraph 4 and Extraordinary
                                        Dividends. "Extraordinary Dividend"
                                        means each of (a) the full amount per
                                        share of a Basket Stock of any cash
                                        dividend or special dividend or
                                        distribution that is identified by the
                                        issuer of such Basket Stock as an
                                        extraordinary or special dividend or
                                        distribution, (b) the excess of any
                                        cash dividend or other cash
                                        distribution (that is not otherwise
                                        identified by the issuer of the Basket
                                        Stock as an extraordinary or special
                                        dividend or distribution) distributed
                                        per share of such Basket Stock over the
                                        immediately preceding cash dividend or
                                        other cash distribution, if any, per
                                        share of such Basket Stock that did not
                                        include an Extraordinary Dividend (as
                                        adjusted for any subsequent corporate
                                        event requiring an adjustment
                                        hereunder, such as a stock split or
                                        reverse stock split) if such
                                        distribution or excess portion of the
                                        dividend is more than 5% of the Market
                                        Price of such Basket Stock on the
                                        Trading Day preceding the "ex-dividend
                                        date" (that is, the day on and after
                                        which transactions in such Basket Stock
                                        on an organized securities exchange or
                                        trading system no longer carry the
                                        right to receive that cash dividend or
                                        other cash distribution) for the
                                        payment of such cash dividend or other
                                        cash distribution (such Market Price,
                                        the "Base Market Price") and (c) the
                                        full cash value of any non-cash
                                        dividend or distribution per share of
                                        such Basket Stock (excluding Marketable
                                        Securities, as defined in paragraph

                                        4 below). Subject to the following
                                        sentence, if any cash dividend or
                                        distribution of such other property
                                        with respect to any Basket Stock
                                        includes an Extraordinary Dividend, the
                                        Exchange Ratio with respect to such
                                        Basket Stock shall be adjusted on the
                                        ex-dividend date so that the new
                                        Exchange Ratio shall equal the product
                                        of (i) the prior Exchange Ratio and
                                        (ii) a fraction, the numerator of which
                                        is the Base Market Price, and the
                                        denominator of which is the amount by
                                        which the Base Market Price exceeds the
                                        Extraordinary Dividend. If any
                                        Extraordinary Dividend is at least 35%
                                        of the Base Market Price, then, instead
                                        of adjusting the Exchange Ratio, upon
                                        any exchange or, if the Issuer calls
                                        this Note and the Basket Value exceeds
                                        the principal amount per Note, upon the
                                        Issuer's call of this Note, the
                                        payment, upon an exchange or such call
                                        of this Note, shall be determined as
                                        described in paragraph 4 below, and the
                                        Extraordinary Dividend shall be
                                        allocated to Reference Basket Stocks in
                                        accordance with the procedures for a
                                        Reference Basket Event as described in
                                        clause 3(b) of paragraph 4 below. The
                                        value of the non-cash component of an
                                        Extraordinary Dividend shall be
                                        determined on the ex-dividend date for
                                        such distribution by the Calculation
                                        Agent, whose determination shall be
                                        conclusive in the absence of manifest
                                        error. A distribution on any Basket
                                        Stock described in clause (i), (iv) or
                                        (v) of the first sentence of paragraph
                                        4 below shall cause an adjustment to
                                        the Exchange Ratio pursuant only to
                                        clause (i), (iv) or (v) of the first
                                        sentence of paragraph 4, as applicable.

                                        4. Any of the following shall
                                        constitute a Reorganization Event: (i)
                                        a Basket Stock is reclassified or
                                        changed, including, without limitation,
                                        as a result of the issuance of any
                                        tracking stock by the issuer of such
                                        Basket Stock, (ii) the issuer of a
                                        Basket Stock has been subject to any
                                        merger, combination or consolidation
                                        and is not the surviving entity, (iii)
                                        the issuer of a Basket Stock completes
                                        a statutory exchange of securities with
                                        another corporation (other than
                                        pursuant to clause (ii) above), (iv)
                                        the issuer of a Basket Stock is
                                        liquidated, (v) the issuer of a Basket
                                        Stock issues to all of its shareholders
                                        equity securities of an issuer other
                                        than the issuer of such Basket Stock
                                        (other than in a transaction described
                                        in clause (ii), (iii) or (iv) above) (a
                                        "spinoff stock") or (vi) a Basket Stock
                                        is the subject of a tender or exchange
                                        offer or going private transaction on
                                        all of the outstanding shares. If any

                                        Reorganization Event occurs, in each
                                        case as a result of which the holders
                                        of a Basket Stock receive any equity
                                        security listed on a national
                                        securities exchange or traded on The
                                        Nasdaq National Market (a "Marketable
                                        Security"), other securities or other
                                        property, assets or cash (collectively
                                        "Exchange Property"), upon any exchange
                                        or upon the Issuer's call of this Note
                                        for shares of the Basket Stock, the
                                        payment with respect to the $1,000
                                        principal amount of each Note following
                                        the effective date for such
                                        Reorganization Event (or, if
                                        applicable, in the case of spinoff
                                        stock, the ex-dividend date for the
                                        distribution of such spinoff stock)
                                        shall be determined in accordance with
                                        the following:

                                            (1) if a Basket Stock continues to
                                            be outstanding, such Basket Stock
                                            (if applicable, as reclassified
                                            upon the issuance of any tracking
                                            stock) at the Exchange Ratio in
                                            effect for such Basket Stock on the
                                            third Trading Day prior to the
                                            scheduled Maturity Date (taking
                                            into account any adjustments for
                                            any distributions described under
                                            clause (3)(a) below); and

                                            (2) for each Marketable Security
                                            received in such Reorganization
                                            Event (each a "New Stock"),
                                            including the issuance of any
                                            tracking stock or spinoff stock or
                                            the receipt of any stock received
                                            in exchange for shares of the
                                            Basket Stock where the issuer of
                                            such Basket Stock is not the
                                            surviving entity, the number of
                                            shares of the New Stock received
                                            with respect to one share of the
                                            Basket Stock multiplied by the
                                            Exchange Ratio for such Basket
                                            Stock on the Trading Day
                                            immediately prior to the effective
                                            date of the Reorganization Event
                                            (the "New Stock Exchange Ratio"),
                                            as adjusted to the third Trading
                                            Day prior to the scheduled Maturity
                                            Date (taking into account any
                                            adjustments for distributions
                                            described under clause (3)(a)
                                            below); and

                                            (3) for any cash and any other
                                            property or securities other than
                                            Marketable Securities received in
                                            such Reorganization Event (the
                                            "Non-Stock Exchange Property"),

                                                (a) if the combined value of
                                                the amount of Non-Stock
                                                Exchange Property received per
                                                share
                                                of a Basket Stock, as
                                                determined by the Calculation
                                                Agent in its sole discretion on
                                                the effective date of such
                                                Reorganization Event (the
                                                "Non-Stock Exchange Property
                                                Value"), by holders of such
                                                Basket Stock is less than 25%
                                                of the Market Price of such
                                                Basket Stock on the Trading Day
                                                immediately prior to the
                                                effective date of such
                                                Reorganization Event, a number
                                                of shares of such Basket Stock,
                                                if applicable, and of any New
                                                Stock received in connection
                                                with such Reorganization Event,
                                                if applicable, in proportion to
                                                the relative Market Prices of
                                                such Basket Stock and any such
                                                New Stock, and with an
                                                aggregate value equal to the
                                                Non-Stock Exchange Property
                                                Value based on such Market
                                                Prices, in each case as
                                                determined by the Calculation
                                                Agent in its sole discretion on
                                                the effective date of such
                                                Reorganization Event; and the
                                                number of such shares of that
                                                Basket Stock or any New Stock
                                                determined in accordance with
                                                this clause (3)(a) shall be
                                                added at the time of such
                                                adjustment to the Exchange
                                                Ratio in subparagraph (1) above
                                                and/or the New Stock Exchange
                                                Ratio in subparagraph (2)
                                                above, as applicable, or

                                                (b) if the Non-Stock Exchange
                                                Property Value is equal to or
                                                exceeds 25% of the Market Price
                                                of a Basket Stock on the
                                                Trading Day immediately prior
                                                to the effective date relating
                                                to such Reorganization Event
                                                or, if a Basket Stock is
                                                surrendered exclusively for
                                                Non-Stock Exchange Property (in
                                                each case, a "Reference Basket
                                                Event"), an initially
                                                equal-dollar weighted basket of
                                                three Reference Basket Stocks
                                                (as defined below) with an
                                                aggregate value on the
                                                effective date of such
                                                Reorganization Event equal to
                                                the Non-Stock Exchange Property
                                                Value. The "Reference Basket
                                                Stocks" shall be the three
                                                stocks with the largest market
                                                capitalization among the stocks
                                                that then comprise the S&P 500
                                                Index (or, if publication of
                                                such index is discontinued, any
                                                successor or substitute index
                                                selected by the Calculation
                                                Agent in its sole discretion)
                                                with the same primary Standard
                                                Industrial Classification Code
                                                ("SIC Code") as issuer of such
                                                Basket Stock; provided,
                                                however,
                                                that a Reference Basket Stock
                                                shall not include any stock
                                                that is subject to a trading
                                                restriction under the trading
                                                restriction policies of Morgan
                                                Stanley or any of its
                                                affiliates that would
                                                materially limit the ability of
                                                Morgan Stanley or any of its
                                                affiliates to hedge this Note
                                                with respect to such stock (a
                                                "Hedging Restriction");
                                                provided further that if three
                                                Reference Basket Stocks cannot
                                                be identified from the S&P 500
                                                Index by primary SIC Code for
                                                which a Hedging Restriction
                                                does not exist, the remaining
                                                Reference Basket Stock(s) shall
                                                be selected by the Calculation
                                                Agent from the largest market
                                                capitalization stock(s) within
                                                the same Division and Major
                                                Group classification (as
                                                defined by the Office of
                                                Management and Budget) as the
                                                primary SIC Code for the issuer
                                                of such Basket Stock. Each
                                                Reference Basket Stock shall be
                                                assigned a Reference Basket
                                                Stock Exchange Ratio equal to
                                                the number of shares of such
                                                Reference Basket Stock with a
                                                Market Price on the effective
                                                date of such Reorganization
                                                Event equal to the product of
                                                (a) the Non-Stock Exchange
                                                Property Value, (b) the
                                                Exchange Ratio in effect for
                                                such Basket Stock on the
                                                Trading Day immediately prior
                                                to the effective date of such
                                                Reorganization Event and (c)
                                                0.3333333.

                                        Following the allocation of any
                                        Extraordinary Dividend to Reference
                                        Basket Stocks pursuant to paragraph 3
                                        above or any Reorganization Event
                                        described in this paragraph 4, the
                                        Basket Value on any Trading Day
                                        determined by the Calculation Agent
                                        upon any exchange, call or at maturity
                                        of this Note with respect to the $1,000
                                        principal amount of each Note shall be
                                        an amount equal to:

                                           (i)    if applicable, the Market
                                                  Price of the Basket Stock
                                                  times the Exchange Ratio then
                                                  in effect for such Basket
                                                  Stock; and

                                           (ii)   if applicable, for each New
                                                  Stock, the Market Price of
                                                  such New Stock times the New
                                                  Stock Exchange Ratio then in
                                                  effect for such New Stock;
                                                  and

                                           (iii)  if applicable, for each
                                                  Reference Basket Stock, the
                                                  Market Price of such
                                                  Reference Basket Stock times
                                                  the Reference Basket Stock
                                                  Exchange Ratio then in effect
                                                  for such Reference Basket
                                                  Stock.

                                        In each case, the applicable Exchange
                                        Ratio (including for this purpose, any
                                        New Stock Exchange Ratio or Reference
                                        Basket Stock Exchange Ratio) shall be
                                        determined, as applicable, upon any
                                        exchange or call of this Note.

                                        5. No adjustments to the Exchange Ratio
                                        shall be required other than those
                                        specified above. The adjustments
                                        specified above do not cover all of the
                                        events that could affect the Market
                                        Prices of the Basket Stocks, including,
                                        without limitation, a partial tender or
                                        exchange offer for any Basket Stock.
                                        However, the Issuer may, at its sole
                                        discretion, cause the Calculation Agent
                                        to make additional changes to the
                                        Exchange Ratios upon the occurrence of
                                        corporate or other similar events that
                                        affect or could potentially affect
                                        market prices of, or shareholders'
                                        rights in, the Basket Stocks (or other
                                        Exchange Property) but only to reflect
                                        such changes, and not with the aim of
                                        changing relative investment risk.

                                                       *   *   *

                                        For purposes of paragraph 4 above, in
                                        the case of a consummated tender or
                                        exchange offer or going-private
                                        transaction involving Exchange Property
                                        of a particular type, Exchange Property
                                        shall be deemed to include the amount
                                        of cash or other property paid by the
                                        offeror in the tender or exchange offer
                                        with respect to such Exchange Property
                                        (in an amount determined on the basis
                                        of the rate of exchange in such tender
                                        or exchange offer or going-private
                                        transaction). In the event of a tender
                                        or exchange offer or a going-private
                                        transaction with respect to Exchange
                                        Property in which an offeree may elect
                                        to receive cash or other property,
                                        Exchange Property shall be deemed to
                                        include the kind and amount of cash and
                                        other property received by offerees who
                                        elect to receive cash.

                                        Following the occurrence of any
                                        Reorganization Event referred to in
                                        paragraphs 3 or 4 above, (i) references
                                        to "Basket Stock" under "--No
                                        Fractional Shares," "--Market Price"
                                        and "--Market Disruption Event" shall
                                        be deemed to also refer to any New
                                        Stock or Reference Basket Stock, and
                                        (ii) all other references in this
                                        pricing supplement to "Basket Stock"
                                        shall be deemed to refer to the
                                        Exchange Property received with respect
                                        to such Basket Stock into which this
                                        Note are thereafter exchangeable and
                                        references to a "share" or "shares" of
                                        a Basket Stock shall be deemed to refer
                                        to the applicable unit or units of such
                                        Exchange Property, including any New
                                        Stock or Reference Basket Stock, unless
                                        the context otherwise requires. The New
                                        Stock Exchange Ratio(s) or Reference
                                        Basket Stock Exchange Ratios resulting
                                        from any Reorganization Event described
                                        in paragraph 4 above or similar
                                        adjustment under paragraph 3 above
                                        shall be subject to the adjustments set
                                        forth in paragraphs 1 through 4 hereof.

                                        No adjustment to any Exchange Ratio
                                        shall be required unless such
                                        adjustment would require a change of at
                                        least .1% in such Exchange Ratio then
                                        in effect. The Exchange Ratio resulting
                                        from any of the adjustments specified
                                        above shall be rounded to the nearest
                                        ten-thousandth, with five one
                                        hundred-thousandths rounded upward.

                                        The Calculation Agent shall be solely
                                        responsible for the determination and
                                        calculation of any adjustments to the
                                        Exchange Ratios and of any related
                                        determinations and calculations with
                                        respect to any distributions of stock,
                                        other securities or other property or
                                        assets (including cash) in connection
                                        with any corporate event described in
                                        paragraphs 3 or 4 above, and its
                                        determinations and calculations with
                                        respect thereto shall be conclusive in
                                        the absence of manifest error.

                                        The Calculation Agent shall provide
                                        information as to any adjustments to
                                        any Exchange Ratio upon written request
                                        by the holder of this Note.

                                        If the holder of this Note exercises
                                        its Exchange Right and the Issuer
                                        elects to deliver shares of the Basket
                                        Stocks or if the Issuer calls this Note
                                        for shares of the Basket Stocks, the
                                        Calculation Agent shall continue to
                                        make such adjustments until the close
                                        of business on the Exchange Date or the
                                        third Trading Day prior to the Call
                                        Date, as applicable.

Market Disruption Event................ "Market Disruption Event" means, with respect to any Basket Stock:

                                            (i) a suspension, absence or
                                            material limitation of trading of
                                            such Basket Stock on the primary
                                            market for such Basket Stock for
                                            more than two hours of trading or
                                            during the one-half hour period
                                            preceding the close of the
                                            principal trading session in such
                                            market; or a breakdown or failure
                                            in the price and trade reporting
                                            systems of the primary market for
                                            such Basket Stock as a result of
                                            which the reported trading prices
                                            for such Basket Stock during the
                                            last one-half hour preceding the
                                            close of the principal trading
                                            session in such market are
                                            materially inaccurate; or the
                                            suspension, absence or material
                                            limitation of trading on the
                                            primary market for trading in
                                            options contracts related to such
                                            Basket Stock, if available, during
                                            the one-half hour period preceding
                                            the close of the principal trading
                                            session in the applicable market,
                                            in each case as determined by the
                                            Calculation Agent in its sole
                                            discretion; and

                                            (ii) a determination by the
                                            Calculation Agent in its sole
                                            discretion that any event described
                                            in clause (i) above materially
                                            interfered with the ability of the
                                            Issuer or any of its affiliates to
                                            unwind or adjust all or a material
                                            portion of the hedge with respect
                                            to the Exchangeable Notes due
                                            December 30, 2008 (Exchangeable for
                                            Common Stock of Three Industrial
                                            Companies).

                                        For purposes of determining whether a
                                        Market Disruption Event has occurred:
                                        (1) a limitation on the hours or number
                                        of days of trading shall not constitute
                                        a Market Disruption Event if it results
                                        from an announced change in the regular
                                        business hours of the relevant
                                        exchange, (2) a decision to permanently
                                        discontinue trading in the relevant
                                        options contract shall not constitute a
                                        Market Disruption Event, (3)
                                        limitations pursuant to NYSE Rule 80A
                                        (or any applicable rule or regulation
                                        enacted or promulgated by the NYSE, any
                                        other self-regulatory organization or
                                        the Securities and Exchange Commission
                                        of scope similar to NYSE Rule 80A as
                                        determined by the Calculation Agent) on
                                        trading during significant market
                                        fluctuations shall constitute a
                                        suspension, absence or material
                                        limitation of trading, (4) a suspension
                                        of trading
                                        in options contracts on such Basket
                                        Stock by the primary securities market
                                        trading in such options, if available,
                                        by reason of (x) a price change
                                        exceeding limits set by such securities
                                        exchange or market, (y) an imbalance of
                                        orders relating to such contracts or
                                        (z) a disparity in bid and ask quotes
                                        relating to such contracts shall
                                        constitute a suspension, absence or
                                        material limitation of trading in
                                        options contracts related to such
                                        Basket Stock and (5) a suspension,
                                        absence or material limitation of
                                        trading on the primary securities
                                        market on which options contracts
                                        related to such Basket Stock are traded
                                        shall not include any time when such
                                        securities market is itself closed for
                                        trading under ordinary circumstances.

Alternate Exchange Calculation
in case of an Event of Default......... In case an Event of Default with respect to this Note shall have
                                        occurred and be continuing, the amount
                                        declared due and payable per each
                                        $1,000 principal amount of this Note
                                        upon any acceleration of this Note
                                        shall be determined by MS & Co., as
                                        Calculation Agent, and shall be equal
                                        to the principal amount of this Note;
                                        provided that if (x) the holder of this
                                        Note has submitted an Official Notice
                                        of Exchange to the Issuer in accordance
                                        with the Exchange Right or (y) the
                                        Issuer has called this Note, other than
                                        a call for the cash Call Price, in
                                        accordance with the Morgan Stanley Call
                                        Right, the amount declared due and
                                        payable upon any such acceleration with
                                        respect to each $1,000 principal amount
                                        of this Note (i) for which such
                                        Official Notice of Exchange has been
                                        duly submitted or (ii) that has been
                                        called (other than a call for the cash
                                        Call Price) shall be an amount in cash
                                        equal to the Basket Value, determined
                                        by the Calculation Agent as of the
                                        Exchange Date or as of the date of
                                        acceleration (or, if the Issuer has
                                        previously elected to pay the cash
                                        value of such shares of Basket Stocks
                                        on the Call Date, the Basket Value as
                                        of the [third] scheduled Trading Day
                                        prior to the Call Date), respectively;
                                        provided further that if the Issuer has
                                        called this Note for the Call Price in
                                        cash, in accordance with the Morgan
                                        Stanley Call Right, the amount declared
                                        due and payable upon any such
                                        acceleration shall be an amount in cash
                                        per each $1,000 principal amount of
                                        this Note equal to the Call Price.

     Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.), a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered
assignees, the principal sum of U.S.$           (UNITED STATES DOLLARS
                       ), on the Maturity Date specified above (except to the extent redeemed or repaid prior to the maturity) and to pay interest thereon from and including the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions specified on the reverse hereof until the principal hereof is paid or duly made available for payment. The Issuer will pay interest in arrears weekly, monthly, quarterly, semiannually or annually as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing with the first Interest Payment Date next succeeding the Interest Accrual Date specified above, and on the Maturity Date (or any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if an Interest Payment Date (other than the Maturity Date or redemption or repayment date) would fall on a day that is not a Business Day, as defined on the reverse hereof, such Interest Payment Date shall be the following day that is a Business Day, except that if the Base Rate specified above is LIBOR or EURIBOR and such next Business Day falls in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day; and provided, further, that if the Maturity Date or redemption or repayment date would fall on a day that is not a Business Day, such payment shall be made on the following day that is a Business Day and no interest shall accrue for the period from and after such Maturity Date or redemption or repayment date.

     Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business
Day) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable.

     Payment of the principal of and premium, if any, and interest on this Note due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

     If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of principal, premium, if any, and interest with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

     If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

     If the holder elects to receive all or a portion of payments of principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the

Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                       MORGAN STANLEY



                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

TRUSTEE'S CERTIFICATE
   OF AUTHENTICATION

This is one of the Notes referred
   to in the within-mentioned
   Senior Indenture.

JPMORGAN CHASE BANK,
   as Trustee



By:
   -------------------------------
   Authorized Officer

                          FORM OF REVERSE OF SECURITY

     This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Amended and Restated Senior Indenture, dated as of May 1, 1999, between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed JPMorgan Chase Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

     Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

     If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this
Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption, if the Issuer determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and
(ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

     Notice of redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on face hereof, which date and the applicable redemption price will be specified in the notice.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding or deduction for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, make any payment of Additional Amounts to any such holder who is a United States Alien for or on account of:

          (a) any present or future tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder, or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation for United States federal income tax purposes, and the United States, including, without limitation, such holder, or such fiduciary, settlor, beneficiary, member or shareholder, being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sales, transfer, excise or personal property tax or any similar tax, assessment or governmental charge;

          (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization or a bank receiving interest under Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

          (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments on or in respect of this Note;

          (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

          (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

          (h) any combination of items (a), (b), (c), (d), (e), (f) or (g).

In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall the Issuer pay Additional Amounts with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

     This Note will bear interest at the rate determined in accordance with the applicable provisions below by reference to the Base Rate shown on the face hereof based on the Index Maturity, if any, shown on the face hereof (i) plus or minus the Spread, if any, and/or (ii) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing with the Initial Interest Reset Date specified on the face hereof, the rate at which interest on this
Note is payable shall be reset as of each Interest Reset Date specified on the face hereof (as used herein, the term "Interest Reset Date" shall include the Initial Interest Reset Date). The determination of the rate of interest at which this Note will be reset on any Interest Reset Date shall be made on the Interest Determination Date (as defined below) pertaining to such Interest Reset Dates. The Interest Reset Dates will be the Interest Reset Dates specified on the face hereof; provided, however, that (a) the interest rate in effect for the period from the Interest Accrual Date to the Initial Interest Reset Date will be the Initial Interest Rate and (b) unless otherwise specified on the face hereof, the interest rate in effect for the ten calendar days immediately prior to maturity, redemption or repayment will be that in effect on the tenth calendar day preceding such maturity, redemption or repayment date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the Base Rate specified on the face hereof is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

     The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Federal Funds Rate and Prime Rate shall be on the Business Day prior to the Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the CD Rate, Commercial Paper Rate and CMT Rate will be the second Business Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to EURIBOR (or to LIBOR when the Index Currency is euros) shall be the second TARGET Settlement Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to LIBOR (other than for LIBOR Notes for which the Index Currency is euros) shall be the second London Banking Day prior to such Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds sterling will be such Interest Reset Date. As used herein, "London Banking Day" means any day on which dealings in deposits in the Index Currency (as defined herein) are transacted in the London interbank market. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday ; provided, however, that if an auction is held on the Friday of the week preceding such Interest Reset Date, the Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to two or more base rates will be the latest Business Day that is at least two Business Days before the Interest Reset Date for the applicable Note on which each base rate is determinable.

     Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date (or, with respect to any principal amount to be redeemed or repaid, any redemption or repayment date), as the case may be.

     Determination of CD Rate. If the Base Rate specified on the face hereof is the "CD Rate," for any Interest Determination Date, the CD Rate with respect to this Note shall be the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)."

     The following procedures shall be followed if the CD Rate cannot be determined as described above:

     (i) If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the CD Rate shall be the rate on that Interest Determination Date set forth in the daily update of H.15(519), available through the world wide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication ("H.15 Daily Update") for the Interest Determination Date for certificates of deposit having the Index Maturity specified on the face hereof, under the caption "CDs (Secondary Market)."

     (ii) If the above rate is not yet published in either H.15(519) or the
H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer), for negotiable U.S. dollar certificates of deposit of major U.S. money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time.

     "Initial dealer" with respect to this Note means either Morgan Stanley & Co. Incorporated or Morgan Stanley DW Inc., as applicable.

     (iii) If the dealers selected by the Calculation Agent are not quoting as set forth above, the CD Rate for that Interest Determination Date shall remain the CD Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     Determination of Commercial Paper Rate. If the Base Rate specified on the face hereof is the "Commercial Paper Rate," for any Interest Determination Date, the Commercial Paper Rate with respect to this Note shall be the Money Market Yield (as defined herein), calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified on the face hereof, as that rate is published in H.15(519), under the heading "Commercial Paper -- Nonfinancial."

     The following procedures shall be followed if the Commercial Paper Rate cannot be determined as described above:

     (i) If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on that Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in the
H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Commercial Paper -- Nonfinancial."

     (ii) If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers of U.S. dollar commercial paper in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer), for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating agency.

     (iii) If the dealers selected by the Calculation Agent are not quoting as set forth in (ii) above, the Commercial Paper Rate for that Interest Determination Date shall remain the Commercial Paper Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                                       D x 360
              Money Market Yield =  -------------  x 100
                                    360 - (D x M)

where "D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of EURIBOR Notes. If the Base Rate specified on the face hereof is "EURIBOR," for any Interest Determination Date, EURIBOR with respect to this Note shall be the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI - The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the Index Maturity specified on the face hereof as that rate appears on the display on Moneyline Telerate, or any successor service, on page 248 or any other page as may replace page 248 on that service ("Telerate Page 248") as of 11:00 a.m., Brussels time.

     The following procedures shall be followed if the rate cannot be determined as described above:

     (i) If the above rate does not appear, the Calculation Agent shall request the principal Euro-zone office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered rate for deposits in euros, at approximately 11:00 a.m., Brussels time, on the Interest Determination Date, to prime banks in the Euro-zone interbank market for the Index Maturity specified on the face hereof commencing on the applicable Interest Reset Date, and in a principal amount not less than the equivalent of U.S.$1 million in euro that is representative of a single transaction in euro, in that market at that time. If at least two quotations are provided, EURIBOR shall be the arithmetic mean of those quotations.

     (ii) If fewer than two quotations are provided, EURIBOR shall be the arithmetic mean of the rates quoted by four major banks in the Euro-zone interbank market, as selected by the

Calculation Agent (after consultation with the Issuer), at approximately 11:00 a.m., Brussels time, on the applicable Interest Reset Date for loans in euro to leading European banks for a period of time equivalent to the Index Maturity specified on the face hereof commencing on that Interest Reset Date in a principal amount not less than the equivalent of U.S.$1 million in euro.

     (iii) If the banks so selected by the Calculation Agent are not quoting as set forth above, the EURIBOR rate for that Interest Determination Date shall remain the EURIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the relevant treaty of the European Union, as amended.

     Determination of the Federal Funds Rates. If the Base Rate specified on the face hereof is the "Federal Funds Rate," for any Interest Determination Date, the Federal Funds Rate with respect to this Note shall be the rate on that date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Moneyline Telerate, or any successor service, on page 120 or any other page as may replace page 120 on that service ("Telerate Page 120").

     The following procedures shall be followed if the Federal Funds Rate cannot be determined as described above:

     (i) If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate shall be the rate on that Interest Determination Date as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Federal Funds (Effective)."

     (ii) If the above rate is not yet published in either H.15(519) or the
H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds by each of three leading brokers of U.S. dollar federal funds transactions in The City of New York, which may include the initial dealer and its affiliates, selected by the Calculation Agent (after consultation with the Issuer), prior to 9:00 a.m., New York City time, on that Interest Determination Date.

     (iii) If the brokers selected by the Calculation Agent are not quoting as set forth in (ii) above, the Federal Funds Rate for that Interest Determination Date shall remain the Federal Funds Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     Determination of LIBOR. If the Base Rate specified on the face hereof is "LIBOR," LIBOR with respect to this Note shall be based on London Interbank Offered Rate. The Calculation Agent shall determine "LIBOR" for each Interest Determination Date as follows:

     (i) As of the Interest Determination Date, LIBOR shall be either (a) if "LIBOR Reuters" is specified as the Reporting Service on the face hereof, the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Banking Day immediately following that Interest Determination Date, that appear on the Designated LIBOR Page, as defined below, as of 11:00 a.m., London time, on that Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page; except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate shall be used; or (b) if "LIBOR Telerate" is specified as the Reporting Service on the face hereof, the rate for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Banking Day immediately following that Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on that Interest Determination Date.

     (ii) If (a) fewer than two offered rates appear and LIBOR Reuters is specified on the face hereof, or (b) no rate appears and the face hereof specifies either (x) LIBOR Telerate or (y) LIBOR Reuters and the Designated LIBOR Page by its terms provides only for a single rate, then the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following the Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time.

     (iii) If at least two quotations are provided, LIBOR determined on that Interest Determination Date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR shall be determined for the applicable Interest Reset Date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., London time, or some other time specified on the face hereof, in the applicable principal financial center for the country of the Index Currency on that Interest Reset Date, by three major banks in that principal financial center selected by the Calculation Agent (after consultation with the Issuer) for loans in the Index Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time.

     (iv) If the banks so selected by the Calculation Agent are not quoting as set forth above, the LIBOR rate for that Interest Determination Date shall remain the LIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Index Currency" means the currency specified on the face hereof as the currency for which LIBOR shall be calculated, or, if the euro is substituted for that currency, the Index Currency shall be the euro. If that currency is not specified on the face hereof, the Index Currency shall be U.S. dollars.

     "Designated LIBOR Page" means either: (a) if LIBOR Reuters is designated as the Reporting Service on the face hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or its designated successor, or
(b) if LIBOR Telerate is designated as the Reporting Service on the face hereof, the display on Moneyline Telerate, or any successor service, on the page specified on the face hereof, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

     If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Index Currency shall be determined as if LIBOR Telerate were specified, and, if the U.S. dollar is the Index Currency, as if Page 3750 had been specified.

     Determination of Prime Rate. If the Base Rate specified on the face hereof is "Prime Rate," for any Interest Determination Date, the Prime Rate with respect to this Note shall be the rate on that date as published in H.15(519) under the heading "Bank Prime Loan."

     The following procedures shall be followed if the Prime Rate cannot be determined as described above:

     (i) If the above rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date, then the Prime Rate shall be the rate on that Interest Determination Date as published in the H.15 Daily Update under the heading "Bank Prime Loan."

     (ii) If the above rate is not published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page, as defined below, as that bank's Prime Rate or base lending rate as in effect for that Interest Determination Date.

     (iii) If fewer than four rates appear on the Reuters Screen USPRIME 1 Page by 3:00 p.m., New York City time, for that Interest Determination Date, the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the Prime Rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by at least three major banks in The City of New York, which may include affiliates of the initial dealer, selected by the Calculation Agent (after consultation with the Issuer).

     (iv) If the banks selected by the Calculation Agent are not quoting as set forth above, the Prime Rate for that Interest Determination Date shall remain the Prime Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Reuters Screen USPRIME 1 Page" means the display designated as page "USPRIME 1" on the Reuters Monitor Money Rates Service, or any successor service, or any other page as may replace the USPRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major U.S. banks.

     Determination of Treasury Rate. If the Base Rate specified on the face hereof is "Treasury Rate," the Treasury Rate with respect to this Note shall be

     (i) the rate from the Auction held on the applicable Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof as that rate appears under the caption "INVESTMENT RATE" on the display on Moneyline Telerate, or any successor service, on page 56 or any other page as may replace page 56 on that service ("Telerate Page 56") or page 57 or any other page as may replace page 57 on that service ("Telerate Page 57"); or

     (ii) if the rate described in (i) above is not published by 3:00 p.m., New York City time, on the Calculation Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or

     (iii) if the rate described in (ii) above is not published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the Auction rate of the applicable Treasury Bills, announced by the United States Department of the Treasury; or

     (iv) if the rate described in (iii) above is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

     (v) if the rate described in (iv) above is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

     (vi) if the rate described in (v) above is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary U.S. government securities dealers, which may include the initial dealer and its affiliates, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or

     (vii) if the dealers selected by the Calculation Agent are not quoting as described in (vi), the Treasury Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     The "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

                                           D x N
              Bond Equivalent Yield =  -------------  x 100
                                       360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of CMT Rate. If the Base Rate specified on the face hereof is the "CMT Rate," for any Interest Determination Date, the CMT Rate with respect to this Note shall be the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "... Treasury Constant Maturities ... Federal Reserve Board Release H.15... Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index, as defined below, for:

     (1) the rate on that Interest Determination Date, if the Designated CMT Telerate Page is 7051; and

     (2) the week or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs, if the Designated CMT Telerate Page is 7052.

     The following procedures shall be followed if the CMT Rate cannot be determined as described above:

     (i) If the above rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate shall be the Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519).

     (ii) If the above rate is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate shall be the Treasury Constant Maturity Rate for the Designated CMT Maturity Index or other U.S. Treasury rate for the Designated CMT Maturity Index on the Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519).

     (iii) If the information set forth above is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the Calculation Agent shall determine the CMT Rate to be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date, reported, according to their written records, by three leading primary U.S. government securities dealers ("Reference Dealers") in The City of New York, which may include the initial dealer or its affiliates, selected by the Calculation Agent as described in the following sentence. The Calculation

Agent shall select five reference dealers (after consultation with the Issuer) and shall eliminate the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index, a remaining term to maturity of no more than 1 year shorter than that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time. If two Treasury Notes with an original maturity as described above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity shall be used.

     (iv) If the Calculation Agent cannot obtain three Treasury Notes quotations as described in (iii) above, the Calculation Agent shall determine the CMT Rate to be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three reference dealers in The City of New York, selected using the same method described in (iii) above, for Treasury Notes with an original maturity equal to the number of years closest to but not less than the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time.

     (v) If three or four, and not five, of the reference dealers are quoting as described in (iv) above, then the CMT Rate for that Interest Determination Date shall be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of those quotes shall be eliminated.

     (vi) If fewer than three reference dealers selected by the Calculation Agent are quoting as described in (iv) above, the CMT Rate for that Interest Determination Date shall remain the CMT Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

     "Designated CMT Telerate Page" means the display on Moneyline Telerate, or any successor service, on the page designated on the face hereof or any other page as may replace that page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, which is either 1, 2, 3, 5, 7, 10, 20 or 30 years, as specified in the applicable pricing supplement for which the CMT Rate shall be calculated. If no maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application.

     At the request of the holder hereof, the Calculation Agent will provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as of the next Interest Reset Date.

     Unless otherwise indicated on the face hereof, interest payments on this Note shall be the amount of interest accrued from and including the Interest Accrual Date or from and including the last date to which interest has been paid or duly provided for to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. The interest factor for each such date shall be computed by dividing the interest rate applicable to such day (i) by 360 if the Base Rate is CD Rate, Commercial Paper Rate, EURIBOR, Federal Funds Rate, Prime Rate or LIBOR (except if the Index Currency is pounds sterling);
(ii) by 365 if the Base Rate is LIBOR and the Index Currency is pounds sterling; or (iii) by the actual number of days in the year if the Base Rate is the Treasury Rate or the CMT Rate. All percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point with (.000005% being rounded up to .00001%) and all U.S. dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward). All Japanese Yen amounts used in or resulting from such calculations will be rounded downwards to the next lower whole Japanese Yen amount. All amounts denominated in any other currency used in or resulting from such calculations will be rounded to the nearest two decimal places in such currency, with .005 being rounded up to .01. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

     This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

     This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

     The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer and to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

     In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

     The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of or premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior

Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal or premium, if any, or interest on such debt securities) by the holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

     The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (i) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof or (ii) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

     Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of or premium, if any, or interest on any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

     The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

     All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes.

     So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive.

     With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

     No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     As used herein, the term "United States Alien" means any person who is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a nonresident alien individual, a foreign corporation, or a nonresident alien fiduciary of a foreign estate or trust.

     All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


               TEN COM  -  as tenants in common
               TEN ENT  -  as tenants by the entireties
               JT TEN   -  as joint tenants with right of survivorship and
                           not as tenants in common


     UNIF GIFT MIN ACT - ______________________ Custodian _____________________
                                 (Minor)                         (Cust)

     Under Uniform Gifts to Minors Act ____________________________
                                                 (State)

     Additional abbreviations may also be used though not in the above list.

                              -------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



------------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE]


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   [PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.


Dated:
      -----------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:
___________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): ___________.


Dated:
      ----------------------------------    -----------------------------------
                                            NOTICE: The signature on this
                                            Option to Elect Repayment must
                                            correspond with the name as written
                                            upon the face of the within
                                            instrument in every particular
                                            without alteration or enlargement.

                                                                        ANNEX A
                          OFFICIAL NOTICE OF EXCHANGE

                                          Dated: [On or after January 15, 2004]

Morgan Stanley                       Morgan Stanley & Co. Incorporated, as
1585 Broadway                          Calculation Agent
New York, New York 10036             1585 Broadway
                                     New York, New York 10036
                                     Fax No.: (212) 761-0674
                                     (Attn: Meghan Maloney)

Dear Sirs:

     The undersigned holder of the Global Medium Term Notes, Series C, Senior Notes, Exchangeable Notes due December 30, 2008 (Exchangeable for Common Stock of Three Industrial Companies) of Morgan Stanley (CUSIP No. 617446MD8) (the "Notes") hereby irrevocably elects to exercise with respect to the principal amount of the Notes indicated below, as of the date hereof (or, if this letter is received after 11:00 a.m. on any Trading Day, as of the next Trading Day), provided that such day is on or after January 15, 2004 and is no later than the Trading Day prior to the earliest of (i) the fifth scheduled Trading Day prior to December 30, 2008, (ii) the fifth scheduled Trading Day prior to the Call Date and (iii) in the event of a call for the cash Call Price, the Morgan Stanley Notice Date, the Exchange Right as described in Pricing Supplement No. 22 dated December 15, 2003 (the "Pricing Supplement") to the Prospectus Supplement dated August 26, 2003 and the Prospectus dated August 26, 2003 related to Registration Statement No. 333-106789. Terms not defined herein have the meanings given to such terms in the Pricing Supplement. Please date and acknowledge receipt of this notice in the place provided below on the date of receipt, and fax a copy to the fax number indicated, whereupon Morgan Stanley will deliver, at its sole option, shares of common stock of three industrial companies or cash on the third business day after the Exchange Date in accordance with the terms of the Notes, as described in the Pricing Supplement.

     The undersigned certifies to you that (i) it is, or is duly authorized to act for, the beneficial owner of the principal amount of the Notes indicated below its signature (and attaches evidence of such ownership as provided by the undersigned's position services department or the position services department of the entity through which the undersigned holds its Notes) and (ii) it will cause the principal amount of Notes to be exchanged to be transferred to the Trustee on the Exchange Settlement Date.


                                           Very truly yours,


                                           ------------------------------------
                                           [Name of Holder]

                                           By:
                                              ---------------------------------
                                              [Title]


                                           ------------------------------------
                                           [Fax No.]


                                           $-----------------------------------
                                           Principal Amount of Notes to be
                                           surrendered for exchange

Receipt of the above Official
Notice of Exchange is hereby acknowledged
MORGAN STANLEY, as Issuer
MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent
By MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent

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Date and time of acknowledgment
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